Exhibit 10.38

AMENDMENT NO. 3 TO
SECURITIES PURCHASE AGREEMENT AND

CONSENTS AND WAIVERS

This Amendment No. 3 to Securities Purchase Agreement and Consents and Waivers (this “Amendment”) is made and entered into as of April 22, 2014, by and among Resonant Inc., a Delaware corporation (the “Company”), the Required Holders and MDB Capital Group, LLC, a California limited liability company. Except where otherwise defined herein, the capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in the Agreement (as such term is defined in Recital A below). This Amendment is made  with reference to the following Recitals:

RECITALS

A.                                    The Company and holders of the Company’s senior secured notes are party to that certain Securities Purchase Agreement, dated as of June 17, 2013, as amended from time to time (as amended, the “Agreement”), which Agreement provides in Section 9(e) thereof that it may be amended by an instrument in writing signed by the Company and the Required Holders.

B.                                    Pursuant to Section 4(s) of the Agreement, in connection with the initial public offering of the Company’s securities, if any, and upon request of the managing or lead underwriter made to the Company in connection with such offering, each Buyer is required to enter into a lock-up agreement reasonably and customarily requested by the underwriters of any initial public offering of the securities of the Company, which lock up provisions may be for a period of up to 180 days after the effective date of the registration statement for such initial public offering.

C.                                    Pursuant to Section 8(c) of the Notes, the Company is required to send a notice to the holders of the Notes of the proposed consummation date of the IPO no later than ten calendar days prior to such date.

D.                                    Pursuant to Section 4(q) and 4(u)(vii) of the Agreement, the Company is required to obtain the approval of MDB Capital Group, LLC and the Required Holders, respectively, to amend any Company incentive plan or equity award plan to increase the number of shares subject thereto.

E.                                     The Company and the Required Holders desire to amend the Agreement on the terms set forth in this Amendment and MDB Capital Group, LLC desires to grant the approvals set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Agreement as follows:

AGREEMENT

1.                                      Section 4(s): Lock Up. The second sentence of Section 4(s) of the Agreement is hereby deleted and in its place is substituted by the following:

“Each Buyer hereby agrees that it will not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of Common Stock obtained on conversion of the Notes or enter into any swap or other agreement that transfers the economic ownership of those shares, for a period of 180 days after the date of the public offering of shares of common stock to be underwritten by MDB Capital Group, LLC, registered pursuant to registration statement 333-193552. MDB Capital Group, LLC is a third party beneficiary of this agreement, and has the sole right to release the lock- up, and the Company agrees to permit the release upon the request of MDB Capital Group, LLC, and further the Company will not release the lock-up of the Buyers without the approval of MDC Capital Group, LLC.”

2.                                      IPO Notice Consent and Waiver.  The Company hereby provides notice (the “Notice”) of its anticipated IPO which it plans on consummating during the month of April or May 2014, or as soon as practicable thereafter. The Required Holders on behalf of all holders of the Notes, hereby accept the Notice and waive any requirement under Section 8(c) of the Notes or otherwise for the Company to provide any further notices concerning the consummation of the IPO. The Required Holders on behalf of all holders of the Notes, acknowledge and agree that the approvals and waivers provided for herein, constitute all of the consents, votes, waivers and approvals required of the Buyers under the Notes in connection with the matters contemplated in this Section 2.

3.                                      Incentive Plan Amendment Consent. The Company hereby provides notice of the amendment of the Resonant Inc. 2014 Omnibus Incentive Plan (the “Plan”) to increase the total number of shares of Common Stock of the Company authorized for grant under the Plan to 1,400,000 shares (the “Plan Amendment”). MDB Capital Group, LLC and the  Required Holders hereby approve the Plan Amendment.

4.                                      Miscellaneous.  Except as expressly modified hereby, all other terms and provisions of the Agreement shall remain in full force and effect and are incorporated herein by this reference; provided, however, to the extent of any inconsistency between the provisions of the Agreement and the provisions of this Amendment, the provisions of this Amendment shall control. All references in the Agreement to “Agreement”, “hereunder”, “hereof”, or words of like import referring to the Agreement shall mean and be a reference to the Agreement as and to the extent it is amended by this Amendment. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

(Signatures on following page)

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first set forth above.

RESONANT INC.,
a Delaware corporation

By:	/s/ Terry Lingren
Terry Lingren
Its:	Chief Executive Officer

MDB CAPITAL GROUP, LLC,
a California limited liability company

By:	/s/ Anthony DiGiandomenico
Anthony DiGiandomenico
Its:	Principal

REQUIRED HOLDER:

Lone Wolf Holdings LLC
(Print Name Of Holder)

By:	/s/ Peter A. Appel
Name:	Peter A. Appel
Title:	Sole Member

Principal Amount of Notes Held: $ 3,060,000

REQUIRED HOLDER:

RP Capital LLC
(Print Name Of Holder)

By:	/s/ Erick Richardson
Name:	Erick Richardson
Title:	President

Principal Amount of Notes Held: $

4

REQUIRED HOLDER:

Erick Richardson
(Print Name Of Holder)

By:	/s/ Erick Richardson
Name:
Title:

Principal Amount of Notes Held: $

REQUIRED HOLDER:

Molly Richardson
(Print Name Of Holder)

By:	/s/ Molly Richardson
Name:
Title:

Principal Amount of Notes Held: $

REQUIRED HOLDER:

Mark L. Baum Trust dated May 17, 2011
(Print Name Of Holder)

By:	/s/ Mark L. Baum
Name:	Mark L. Baum
Title:	Trustee

Principal Amount of Notes Held: $

REQUIRED HOLDER:

Jeffrey and Margaret Padnos 2010 Generation Trust FBO Rebecca Padnos
(Print Name Of Holder)

By:	/s/ Benjamin L. Padnos
Name:	Benjamin L. Padnos
Title:	Trustee

Principal Amount of Notes Held: $ 25,000

4

REQUIRED HOLDER:

Jeffrey and Margaret Padnos 2010 Generation Trust FBO Joshua Padnos
(Print Name Of Holder)

By:	/s/ Benjamin L. Padnos
Name:	Benjamin L. Padnos
Title:	Trustee

Principal Amount of Notes Held: $ 25,000

REQUIRED HOLDER:

Jeffrey and Margaret Padnos 2010 Generation Trust FBO Samuel Padnos
(Print Name Of Holder)

By:	/s/ Benjamin L. Padnos
Name:	Benjamin L. Padnos
Title:	Trustee

Principal Amount of Notes Held: $ 25,000

REQUIRED HOLDER:

Jeffrey and Margaret Padnos 2010 Generation Trust FBO Benjamin Padnos
(Print Name Of Holder)

By:	/s/ Benjamin L. Padnos
Name:	Benjamin L. Padnos
Title:	Trustee

Principal Amount of Notes Held: $ 50,000

REQUIRED HOLDER:

Jeffrey S. Padnos & Margaret M. Padnos JTWROS
(Print Name Of Holder)

By:	/s/ Jeffrey S. Padnos
Name:
Title:

Principal Amount of Notes Held: $ 50,000

4

REQUIRED HOLDER:

Benjamin L. Padnos
(Print Name Of Holder)

By:	/s/ Benjamin L. Padnos
Name:
Title:

Principal Amount of Notes Held: $ 60,000